1 INVESTOR PRESENTATION Q3 | NO VEMBER 2025 | NASDAQ: MYRG Q 3 2 0 2 5

2 Various statements in this announcement, including those that express a belief, expectation, or intention, as well as those that are not statements of historical fact, are forward-looking statements. The forward-looking statements may include projections and estimates concerning the timing and success of specific projects and our future production, revenue, income, capital spending, segment improvements and investments. Forward-looking statements are generally accompanied by words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “likely,” “may,” “objective,” “outlook,” “plan,” “project,” “possible,” “potential,” “should,” “unlikely” or other words that convey the uncertainty of future events or outcomes. The forward-looking statements in this announcement speak only as of the date of this announcement. We disclaim any obligation to update these statements (unless required by securities laws), and we caution you not to rely on them unduly. We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Forward-looking statements in this announcement should be evaluated together with the many uncertainties that affect MYR Group’s business, particularly those mentioned in the risk factors and cautionary statements in Item 1A of MYR Group’s most recent Annual Report on Form 10-K, and in any risk factors or cautionary statements contained in MYR Group’s Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. SAFE HARBOR NOTICE FORWARD-LOOKING STATEMENTS.

3 65+ OFFICE LOCATIONS MYR Group Inc. is a holding company of subsidiaries that has delivered some of the largest and most notable electrical infrastructure and commercial and industrial projects throughout the United States and Canada, since 1891. MYR GROUP INC. - A MARKET LEADER IN ELECTRICAL CONSTRUCTION. CONTINUED GROWTH Strong presence in key markets with healthy organic and acquisitive growth SUPERIOR SAFETY CULTURE Performance that exceeds industry standards; 2024 stats: TCIR – 0.78 LTIR - 0.10 STRONG FINANCIALS Strong balance sheet to support future growth and projects of any magnitude with proven execution of corporate strategy EXTENSIVE RESOURCES & EXPERTISE Dedicated workforce of 8,500+ employees, centralized operations for greater efficiency and cross-collaboration and one of the largest centralized, specialized fleets in the industry LONG-STANDING CUSTOMERS Established client relationships and alliance partnerships across the U.S. and Canada (some held for 50+ years), and more than 90% return clients in both segments ESSENTIAL CLEAN ENERGY CONTRACTOR Superior electrical services that support the clean energy transformation and growing electricity demand EXPERIENCED LEADERSHIP Executive team that averages more than 30 years of industry experience Reportable Segments: T&D and C&I HEALTHCARE TRANSPORTATION WATER/WASTEWATER DATA CENTERS CLEAN ENERGY WAREHOUSING COMMERCIAL & INDUSTRIAL (C&I) TRANSMISSION DISTRIBUTION SUBSTATION STREET LIGHTING STORM RESTORATION STORAGE & SOLAR TRANSMISSION & DISTRIBUTION (T&D) INVESTMENT HIGHLIGHTS

4 $3.51B 09/30/2025 LTM $2.25B 2020 $2.50B 2021 $3.01B 2022 $3.36B 2024 RANKED AMONG TOP 5 U.S. SPECIALTY ELECTRICAL CONTRACTORS 29 YEARS IN A ROW $3.64B 2023 CAGR 9.9%

5 • T&D primarily consists of small to medium-sized projects, with some larger High Voltage Direct Current (HVDC) transmission projects. We execute routine maintenance work under long-term Master Service Agreements (MSAs). Strong, long-term drivers will continue to increase T&D spending. • The core markets we serve in C&I remain active, with multiple growth drivers and notable strength in data center and transportation opportunities. • Reshoring of manufacturing continues to create opportunities in our markets, and both MYR Group business segments are well-positioned to benefit from this. • AI is driving growth in data centers and power demand. Data centers have been an important and growing end market for our C&I segment for a long time, while new interconnections, substations and infrastructure upgrades to data centers pose additional opportunities for our T&D segment. • Strong balance sheet with $400M in availability under our $490M credit facility and debt to LTM EBITDA leverage of 0.34x, which management believes will enable us to meet our working capital needs, support organic growth, pursue acquisitions, and opportunistically repurchase shares. WHAT WE SEE OUTLOOK.

6 ELECTRICAL CONSTRUCTION PROJECT DELIVERY DEPTH & BREADTH OF EXPERTISE. A person in a safety vest and helmet looking at a construction vehicle Description automatically generated MAINE POWER RELIABILITY PROG. Maine; $200M+; 4-year project 210 miles of 345kV & 115kV transm. line CENTRAL 70 TRANSPORTATION Colorado; $100M+; 4 ½ year project Electrical construction services CENTRAL EAST ENERGY CONNECT New York; $300M+; 3 ½ year project Nearly 100 miles of 345kV transmission INTUIT DOME California; $130M+ project 18,000-seat L.A. Clippers arena DEN CONCOURSE EXPANSIONS Colorado; $190M+ project 55-gate concourse expansion program Industry leader and trusted partner Strong, long-standing customer alliances Experience with small to large, fast-track projects Deliver highest quality services with skilled experts Strong execution of large projects on stand-alone basis and with JV partners Experience with voltages up to 765kV Maintain one of the largest specialized fleets Expertise delivering some of the largest, most complex, electrical construction projects Decades of experience in our core C&I markets including data centers, transportation, healthcare, airports, and water treatment facilities

7 • LTM revenue of $1.92B as of September 30, 2025 • Backlog of $929M as of September 30, 2025* • Strong, long-standing relationships with a diverse customer base where approximately 60% of business is performed under Master Service Agreements • Acquired the Powerline Plus Companies in January 2022 BUSINESS SEGMENT UPDATE TRANSMISSION & DISTRIBUTION (T&D). REPRESENTATIVE CUSTOMERS *T&D backlog only includes 90 days of MSA work; typically, these agreements are multi-year in duration $1,154 $1,302 $1,746 $2,089 $1,881 $1,921 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 $2,200 2020 2021 2022 2023 2024 09/30/25 LTM M il li o n s T&D Revenue T&D Revenue 11.3% CAGR

STRONG LONG-TERM DRIVERS
T&D MARKET OUTLOOK.

INVESTMENT DRIVERS

- System Reliability & Resiliency Programs
- Aging Electric Grid
- Connecting New Generation Sources
- Plant Retirements
- System Hardening
- Electrification
- Data Centers & Reshoring
- Distributed Energy Resources

- Power consumption is expected to reach record highs in 2025 and 2026. The Energy Information Administration projected consumption would hit 4,189 billion kilowatt hours in 2025 and 4,278 billion kilowatt hours in 2026. (*Reuters.com and EIA.gov, July 2025*)
- An analysis by ICF International anticipates U.S. electricity demand will grow 25 percent by 2030 and 78 percent by 2050 from 2023 levels. (*ICF.com, June 2025*)
- S&P Global forecast aggregated energy utility investments to continue reaching new heights. They projected $222B will be spent in 2026, $228B in 2027, and $208B in 2028 driven by infrastructure modernization, new generation and technology. Electric transmission and distribution were expected to make up more than 50 percent of the spending. (*SPGlobal.com, April 2025*)
- Investor-owned utilities spent $30.0 billion on transmission investment in 2023, compared to $26.7 billion in 2022, and are planning to invest approximately $158 billion on transmission construction between 2024 and 2027. A July update indicated they are expected to spend more than $1.1 trillion between 2025 and 2029 on capital expenditures. (*eei.org; January and July 2025*)


North American Electric Distribution Capital Spend
© 2025 Power Insights All Rights Reserved
$M USD
+9.2% CAGR
+4.1% CAGR
100,000
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029
IOUs
Gov't Owned
Co-ops
Canada
Non-FERC Reported Storm Spend


North American Electric Transmission Capital Spend
$M USD
+6.3% CAGR
+9.1% CAGR
120,000
100,000
80,000
60,000
40,000
20,000
0
2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029
IOUs
Gov't Owned and Co-Ops
Canada
Merchant
Generation BoS

Actual and Projected Transmission Investment by Investor-Owned Electric Companies


Billion $
+5.4% CAGR
+9.7% CAGR
21.9
22.2
23.7
24.7
25.1
26.7
30.0
34.3
37.8
42.7
43.4
2017 2018 2019 2020 2021 2022r 2023 2024 2025 2026 2027
Actual
Projected

Source: Power Insights, North American Electric Distribution Market Forecast and North American Electric Distribution Market Forecast, September and October 2025

Source: Edison Electric Institute, updated January 2025

8

9 • LTM revenue of $1.59 billion as of September 30, 2025 • Backlog of $1.73B as of September 30, 2025 • Growth in our core markets is driven by increasing investments in data centers, transportation, clean energy, and healthcare, as well as reshoring of manufacturing, and we remain well diversified across our core markets • Strong, long-standing customer relationships REPRESENTATIVE CUSTOMERS BUSINESS SEGMENT UPDATE COMMERCIAL & INDUSTRIAL (C&I). $1,093 $1,197 $1,263 $1,555 $1,482 $1,593 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2020 2021 2022 2023 2024 09/30/25 LTM M il li o n s C&I Revenue C&I Revenue 8.2% CAGR

10 Data Centers Airport Projects Transportation Healthcare Clean Energy, Storage & EV Charging E-Commerce Water/Wastewater Facilities Industrial Facilities MYR GROUP CORE C&I MARKETS STRONG, DIVERSE CORE MARKETS C&I MARKET OUTLOOK. • FMI’s latest survey of nonresidential construction sentiment rose to 58.7 compared to 38.4 in the second quarter of 2025. Nonresidentional continues to be seen as stronger than residential, with one third of survey respondents expecting improvement in the nonresidential construction sector. (FMIcorp.com, September 2025) • The Dodge Momentum Index (DMI) grew 3.4% to 304.6 (2000=100) in September from a downward revised reading of 294.7. This brought the DMI up 33% above the average reading over the same period in 2024. “Planning momentum remained steadfast for data centers, healthcare, and public buildings throughout September and will correlate to stronger construction spending in early 2027,” Dodge’s Sara Martin said. (construction.com, October 2025) • The Associated Builders and Contractors Association’s Construction Backlog Indicator fell to 8.5 months in August. The ABC’s Construction Confidence Index improved slightly for profit margins, remained unchanged for sales, and declined for staffing levels (sales 60.4, profit margins 51.9, and staffing 59.9). All three components remained above 50, the threshold for expected growth over the next six months. (ABC.org, September 2025) Source: The Dodge Momentum Index, October 7, 2025 MYR Group’s C&I segment sees steady bidding opportunities in its core markets and continues to be well diversified.

MARKET OPPORTUNITIES FOR BOTH T&D AND C&I

DATA CENTER MARKET EXPANSION.

DATA CENTER DRIVERS

- AI Driven Demand
- Increased Cloud Services
- Greater Data Storage Needs
- Deceleration of Power Efficiency Gains
- Crypto Mining Operations

- Data centers were the highest growth segment in FMI's third quarter engineering and construction outlook. They estimated that data center market spending will be 32% higher this year than last year and continue growing over the next four years by 19%, 15%, 11% and 9%, respectively. The deceleration of annual growth rates is "partly due to power and labor constraints" and political and trade policy disruption. (*FMI 2025 North American Engineering and Construction Outlook, July 2025*)
- Dodge Construction Network anticipates that nonresidential construction will grow by 4 percent this year and 3 percent in 2026, driven mostly by "continued strength in data center construction and groundbreakings on high-value megaprojects." (*DCN's Outlook 2026 Ebook, September 2025*)
- McKinsey indicates that data centers in the U.S. are expected to add about 460 terawatt-hours of power demand from 2023-2030. (*McKinsey.com, August 2025*)
- According to The U.S. Department of Energy (DOE), data center deployment, partly driven by the need to power new AI applications, is a significant factor of near-term electricity demand growth. The Electric Power Research Institute (EPRI) estimates that data centers could grow to consume up to 9% of U.S. electricity generation annually by 2030, up from 4% of total load in 2023. (*energy.gov, August 2024*)

DATA CENTERS DRIVING INCREMENTAL INFRASTRUCTURE INVESTMENT

C Three's 2024 North American Electric Transmission Market Forecast reports that AI is "supercharging" data center growth and is a major driver of increasing load growth projections. They noted that data centers are chasing cheap power for their locations, while hyperscale data center owners are also chasing renewable power. The report noted there are more than 170 hyperscale and co-location data centers planned, representing more than 45GW of capacity. *(C Three, Sept. 2024)*



Load Growth Projections
CAISO 7,000 MW By 2030
Portland G&E 4,000 MW By 2030
ERCOT 40,000 MW By 2030
AEP 12,000 MW By 2030
TVA 4,000 MW By 2028
PJM 20,000 MW By 2030
GA Power 7,100 MW By 2031
Dominion 15,000 MW By 2030
ISONE 3,000 MW By 2033

MYR Group's C&I segment has decades of experience providing services for new construction, expansion build-outs, upgrades and maintenance of data center facilities. The T&D segment has been providing utilities with the construction services needed to support new electrical infrastructure for more than a century.

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MARKET OPPORTUNITIES FOR BOTH T&D AND C&I
CLEAN ENERGY GENERATION MIX.

CLEAN ENERGY DRIVERS

- New Generation to Support Load Growth
- Renewable Portfolio Standards
- State Tax Incentives
- Federal Tax Credits
- Clean Power Portfolios
- Customer Demand for Clean Power

The generation mix across the U.S. and Canada is changing as traditional baseload generation resources retire and clean energy provides an increasingly large percentage of demand.

- The U.S. energy storage market grew at a record pace in the second quarter of 2025, with 5.6 GW of installations. Utility-scale storage led the market installing 4.9 GW and Wood Mackenzie noted "activity across the country shows clear demand for utility-scale energy storage." However, installations could slow by 2027 due to uncertainty over new Foreign Entity of Concern regulations for battery sourcing. (*woodmac.com, September 2025*)
- Wood Mackenzie expects utility-scale storage to drop 10 percent year-over-year in 2027 but reach 72GW of cumulative installations through 2029. The One Big Beautiful Bill Act preserved tax credits for most storage but because of added sourcing requirements, they anticipate a rush to start construction before those restrictions take effect. *(woodmac.com, September 2025)*
- Jeffries analysts expect utilities "with renewables-heavy plans" to accelerate the development of those projects to qualify for the Inflation Reduction Act (IRA) tax credits before they are phased out by the budget bill signed into law on July 4. The law requires wind and solar projects to start construction within a year of the law's enactment to qualify for clean electricity production and investment tax credits OR to be placed in service by the end of 2027. *(Utility Dive, July 2025)*

UTILITY-SCALE SOLAR INSTALLATIONS AND FORECAST



Utility-Scale Installations and Forecast
Capacity (GWdc)
0
10
20
30
40
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030

SOURCE: SEIA/Wood Mackenzie Power & Renewables U.S. Solar Market Insight Q3 2025

In the second quarter, the U.S. solar industry installed 7.5 gigawatts direct current (GWdc) of capacity, a 24% decline from the second quarter of 2024. The utility-scale segment installed 5.7 GWdc during the quarter, a 28% year-over-year decline. Policy changes including the One Big Beautiful Bill Act led SEIA and Wood Mackenzie to adjust the 2025-2050 base case outlook down 4% to 246 GWdc of solar deployments. (*seia.org, September 2025*)

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13 We don’t just create connections that empower people – we create connections that help our partners achieve their energy goals. CLEAN ENERGY TRANSFORMATION PARTNER.

BUILDING A SUSTAINABLE FUTURE WITH
CORPORATE RESPONSIBILITY.



Reducing Our Impact On Projects
- Recycling scrap material
- Environmental compliance

Clean Energy Transformation Partner
- Clean energy interconnect work
- Solar & energy storage projects
- Electric vehicle charging installations

Equity & Inclusion
- 25% racially/ethnically diverse Board of Directors
- 38% of the Board of Directors is female
- Established Veteran Employee Resource Group
- Varied vendor utilization and partnerships

Policy & Guidance
- Established corporate policies
- Promote honest and ethical conduct
- Develop employee awareness and compliance

Corporate Governance
- Conduct annual evaluations
- Effective executive compensation best practices

Board Composition
- Independent Chair of the Board
- Committees comprised solely of independent directors
- Majority voting standard for directors in uncontested elections

Keeping Safety at Our Core
- Behavioral commitment to safety
- Strong culture built on leadership, employee dedication, top-notch training programs, industry involvement, and a focus on constant innovation and improvement

Investing in our People
- 50,900+ workhours of training
- 1,143 employee development courses completed
- Robust benefits and wellness program

Giving Back to our Communities
- In the last three years:
  - Raised and donated more than $3.5M
  - Supported more than 130 non-profit organizations

Operating Sustainably
- GHG emissions tracking and goals
- Waste recycling and reduction
- Water and energy stewardship

VIEW REPORT


MYR
2024
CORPORATE RESPONSIBILITY
REPORT

Online at myrgroup.com/sustainability

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15 MYRG - CAGR 38.17% EME - CAGR 42.55% PWR - CAGR 49.83% MTZ - CAGR 23.35% DY - CAGR 37.44% -200.0% 0.0% 200.0% 400.0% 600.0% 800.0% 1000.0% Dividend-Adjusted Stock Return (01/02/2020 - 09/30/2025) MYRG Div.-Adj. Return EME Div.-Adj. Return PWR Div.-Adj. Return MTZ Div.-Adj. Return DY Div. Adj.-Return DELIVERING STRONG RETURNS DIVIDEND-ADJUSTED STOCK RETURN. Dividend Adjusted Stock Return Stock Price as of: MYRG EME PWR MTZ DY 1/2/2020 32.43$ 84.65$ 40.55$ 63.69$ 46.90$ 9/30/2025 208.03$ 649.54$ 414.32$ 212.81$ 291.76$ Div. Adj. Stock Return 541.5% 667.4% 921.9% 234.1% 522.1%

16 Q3 2025 RESULTS $32.1M Net Income or $2.05 Per Diluted Share $2.66B Backlog $950.4M Revenue Our third quarter performance resulted in quarterly revenues of $950 million and year-over-year increases in net income, consolidated gross profit, gross margin, and EBITDA.” Mr. Swartz continued, “By enhancing relationships with our preferred customers and expanding work in our core markets, we continue to capitalize on strong long-term growth opportunities. The accelerating pace of electrification, future project demand, load growth, and the need for resilient infrastructure are driving investment in electrical infrastructure, which positions us well for continued success in the future. Rick Swartz President and CEO DELIVERING STRONG RETURNS FINANCIAL SNAPSHOT. T&D $1.92B C&I $1.59B Business Segment Revenue September 30, 2025 LTM Total Revenue $3.51B Net Income $97.8M Earnings per Diluted Share $6.19 EBITDA * $214.0M Free Cash Flow * $156.1M * See reconciliation of non-GAAP measures on slide 20 September 30, 2025 LTM FINANCIAL OVERVIEW Total Revenue $3.51B

17 46.8% 15.3% 13.0% 11.8% 7.9% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% EME DY MYRG PWR MTZ 3-Year Average ROIC WELL-POSITIONED TO SUPPORT ADDITIONAL GROWTH BALANCE SHEET STRENGTH. MYR, PWR, MTZ, and EME 3-year period is September 2022 – September 2025 DY 3-year period is July 2022 – July 2025 • Low debt leverage • Strong balance sheet with $400M in availability under our $490M credit facility • Substantial bonding capacity • Investment in specialty equipment supports future organic growth $44.4 $52.4 $77.1 $84.7 $75.9 $76.8 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% $0 $20 $40 $60 $80 $100 2020 2021 2022 2023 2024 09/30/25 LTM M ill io n s CAPEX Investment CAPEX Spend CAPEX % of Rev $(150) $(100) $(50) $- $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 $550 $600 $650 2020 2021 2022 2023 2024 09/30/25 M ill io n s Liquidity Credit Facility Cash LOC Bank Debt Total Liquidity

18 $132.4 $164.2 $175.8 $188.2 $117.8 $214.0 $- $50 $100 $150 $200 $250 2020 2021 2022 2023 2024 09/30/25 LTM M ill io n s EBITDA * EBITDA 10.6% CAGR DEMONSTRATES STRONG, LONG-TERM EXECUTION FINANCIAL PERFORMANCE. * For reconciliation of EBITDA to net income, see page 20 QTR YEAR $2,247 $2,498 $3,009 $3,644 $3,362 $3,514 $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 2020 2021 2022 2023 2024 09/30/25 LTM M ill io n s Revenue by Work Type Trans. Dist. C&I 9.9% CAGR $1,649 $1,789 $2,502 $2,512 $2,576 $2,663 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 4 4 4 4 4 3 2020 2021 2022 2023 2024 2025 M il li o n s Backlog Backlog > 12 Mo 12 Mo. Backlog 10.6% CAGR $3.48 $4.95 $4.91 $5.40 $1.83 $6.19 $- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 $5.50 $6.00 $6.50 2020 2021 2022 2023 2024 09/30/25 LTM Diluted EPS - Attributable to MYR Group Inc. Diluted EPS 12.9% CAGR

19 EXECUTIVE LEADERSHIP Rick Swartz, CEO MYRG: 43 years Industry: 43 years 21 Years EXECUTIVES AVERAGE: With MYR Group MYR Group Inc. has a strong team of experienced leaders that make up our executive team and Board of Directors. We believe diversity of our leadership is a critical component of creating long-term value for our shareholders. We select individuals who bring extensive experience and unique perspectives to both our Company and our Board. Kelly Huntington, CFO MYRG: 2 years Industry: 22 years Brian Stern, COO - T&D MYRG: 20 years Industry: 24 years Don Egan, COO - C&I MYRG: 34 years Industry: 34 years William Fry, CLO MYRG: 6 years Industry: 27 years 30 Years Industry Experience 38% Female 88% Majority Independent 25% Racially / Ethnically Diverse Directors BOARD OF DIRECTORS STATISTICS * 5:3 Varied Tenure 5 of 8 have 0-8 years 3 of 8 have 9+ years EXECUTIVES & BOARD OF DIRECTORS EXPERIENCED LEADERSHIP TEAM.

20 CREATING SHAREHOLDER VALUE. Identify and evaluate strategic opportunities in the U.S. and Canada that achieve long-term growth objectives and leverage our core capabilities Focus on acquisitions that meet clear, long-term return thresholds and are compatible with MYR Group’s values and culture Focus on integration of processes, people, technology, and equipment Strategic expansion of geographic footprint into new markets in the U.S. and Canada Invest in additional fleet and labor resources to expand capacity Leverage extensive bid knowledge and long-term customer relationships ORGANIC GROWTH Expand in new and existing markets that align with core capabilities STRATEGIC ACQUISITIONS Evaluate opportunities to expand and hone business expertise PRUDENT CAPITAL RETURNS Opportunistically repurchase shares Year to date, the Company repurchased $75.0M worth of shares Authorized new $75.0M share repurchase program on July 30, 2025. The new program expires on February 4, 2026, or when the authorized funds are exhausted, whichever is earlier As of September 30, 2025, no shares have been repurchased under the new plan

DEMONSTRATES STRONG LONG-TERM EXECUTION
RECONCILIATION OF NON-GAAP MEASURES.

EBITDA

($ In Millions, Except Per Share Amounts)*	FY 2020	FY 2021	FY 2022	FY 2023	FY 2024	LTM 9/30/2025
Net Income	$ 58.8	$ 85.0	$ 83.4	$ 91.0	$ 30.3	$ 97.8
Interest Expense, net	4.6	1.7	3.4	4.1	6.1	6.4
Income Tax Expense	22.6	31.3	30.8	34.0	16.2	44.1
Depreciation and Amortization	46.4	46.2	58.2	59.1	65.2	65.7
EBITDA	$ 132.4	$ 164.2	$ 175.8	$ 188.2	$ 117.8	$ 214.0

EBITDA is a non-GAAP financial measure that is defined as Earnings Before Interest, Taxes, Depreciation and Amortization.

FREE CASH FLOW

	LTM 9/30/2025
Net cash flow from operating activities	$ 232.9
Less: cash used in purchasing property and equipment	(76.8)
Free Cash Flow	$ 156.1

Free cash flow is a non-GAAP measure that is defined as cash flow provided by operating activities minus cash flow used in purchasing property and equipment

Note:

EBITDA is not recognized under GAAP and does not purport to be an alternative to net income as a measure of operating performance or to net cash flows provided by operating activities as a measure of liquidity. EBITDA is a component of the debt to EBITDA covenant that we must report to our bank on a quarterly basis. In addition, management considers EBITDA a useful measure because it eliminates differences which are caused by different capital structures as well as different tax rates and depreciation schedules when comparing our measures to our peers' measures.

Free cash flow is not recognized under GAAP and does not purport to be an alternative to net income attributable to MYR Group Inc., cash flow from operations or the change in cash on the balance sheet. Management views free cash flow as a measure of operational performance, liquidity, and financial health.

<u>ROIC Definition</u>

Net Income (LTM) [A] + [(Net Interest Expense + Amortization of Intangibles) * (1-Effective Tax Rate)]
÷ <u>[Book Value (Total Stockholders' Equity [B] + Net Debt] @ beginning and ending period average</u>
= **Return on Invested Capital**

[A] Net Income excludes noncontrolling interest and discontinued operations
[B] Total Stockholders' Equity excludes minority interests and discontinued operations

Three-year averages are derived from calculating the return metric for each twelve-month period and then averaging the three-period metrics

22 JENNIFER HARPER MYR Group Inc., Vice President, Investor Relations and Treasurer Investorinfo@myrgroup.com NASDAQ: MYRG 12121 Grant Street, Suite 610 Thornton, CO 80241 Investorinfo@myrgroup.com HEADQUARTERS myrgroup.com